UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 6, 2009 (October 5, 2009)

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3015 16th Street SW, Suite 100 Minot, ND 58702-1988
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(b))

ITEM 7.01                      Regulation FD Disclosure

On October 6, 2009, Investors Real Estate Trust (“IRET”) issued a press release announcing the pricing of its public offering of common shares pursuant to the Underwriting Agreement (defined below).  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.  The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section, and, furthermore, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

ITEM 8.01                      Other Events

On October 5, 2009, IRET entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated, RBC Capital Markets Corporation, Janney Montgomery Scott LLC, D.A. Davidson & Co. and J.J.B. Hilliard, W.L. Lyons, LLC (collectively, the “Underwriters”), relating to the issuance and sale by IRET of 8,000,000 common shares of beneficial interest.  IRET has also granted the Underwriters a 30-day option to purchase up to 1,200,000 additional common shares of beneficial interest to cover over-allotments, if any.

The Underwriting Agreement contains customary representations, warranties and agreements by IRET, conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Form 8-K, and incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The sale of securities is being made only by means of a prospectus and related prospectus supplement.

ITEM 9.01                      Financial Statements and Exhibits

The exhibits listed below are filed herewith.  The Underwriting Agreement included as an exhibit is included only to provide information to investors regarding its terms.  The Underwriting Agreement contains representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreement should not be relied upon as constituting or providing any factual disclosures about IRET, the Underwriters, any other persons, any state of affairs or other matters.

(d)      Exhibits

Exhibit
Number	Description

1.1
Underwriting Agreement, dated October 5, 2009, among Investors Real Estate Trust, IRET Properties and Robert W. Baird & Co. Incorporated, RBC Capital Markets Corporation, Janney Montgomery Scott LLC, D.A. Davidson & Co. and J.J.B. Hilliard, W.L. Lyons, LLC.

5.1	Opinion of Pringle & Herigstad, P.C. (filed with Registration Statement on Form S-3 (File No. 333-162349) on October 6. 2009 and incorporated herein by reference)
8.1	Opinion of Hunton & Williams LLP (filed with Registration Statement on Form S-3 (File No. 333-162349) on October 6. 2009 and incorporated herein by reference)
23.1	Consent of Pringle & Herigstad, P.C. (included in Exhibit 5.1)
23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1)
99.1	Press Release dated October 6, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

By: /s/ Thomas A. Wentz, Jr
Thomas A. Wentz, Jr.
Senior Vice President & Chief Operating Officer

Date:  October 6, 2009